UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2015
Date of Report (Date of earliest event reported)

Vapor Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-51159	98-0427526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 SW 47TH AVENUE Suite 415 Davie, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 792-8450
Registrant's telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K may contain "forward looking" statements or statements which arguably imply or suggest certain things about our future. Statements, which express that we "believe", "anticipate", "expect", or "plan to", and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward looking statements.

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SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition Agreement

On September 1, 2015, Vapor Group, Inc., a Florida corporation (the "Company" or the "Registrant") entered into an Acquisition Agreement (the "Agreement") by and among the Company, Smart Wheels, Inc., a Florida corporation ("Smart Wheels") and the shareholders of Smart Wheels (the "Shareholders"), who are the principal officers and directors of the Registrant, Dror Svorai, its President, and Yaniv Nahon, its Vice President and Chief Operating Officer. Smart Wheels is a startup company incorporated in Florida on August 26, 2015 with an intended purpose to be acquired by the Registrant in order to broaden the Registrant's lines of business. Under the Agreement, the Registrant acquired one hundred percent (100%) of the ownership interest in Smart Wheels from the Shareholders (the "Ownership Interest"). Under Florida law, the Agreement became effective immediately, meaning that Smart Wheels, Inc. became a wholly-owned subsidiary of the Registrant.

In accordance with the terms and provisions of the Agreement: (i) the Company acquired from the Shareholders the Ownership Interest (i) in exchange for the Company reimbursing the Shareholders in cash for the startup expenses of Smart Wheels including the cost of the purchase of its initial product inventory and (ii) the Company assuming all assets and liabilities of Smart Wheels on an ongoing basis, including licenses, equipment, marketing and sale materials, logos, trademarks, copyrights and websites, and trade and debt obligations.

No change in the names of the officers or their titles and responsibilities or in the membership of the directors of the Registrant occurred or will occur as a result of the Agreement, nor are there any changes in the names and titles of the management of Smart Wheels, Inc., as a result of the Agreement.

The Agreement has been included to provide information regarding its terms. It is not intended to modify or supplement any factual disclosures about the Company or Smart Wheels in any public reports filed by the Company with the U.S. Securities and Exchange Commission. In particular, the assertions embodied in the representations, warranties, and covenants contained in the Agreement were made only for purposes of the Agreement and as of specified dates, were solely for the benefit of the parties to the Agreement, and are subject to limitations agreed upon by the parties to the Agreement, including being qualified by confidential disclosure schedules provided by the Company and Smart Wheels in connection with the execution of the Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Moreover, certain representations and warranties in the Agreement have been made for the purposes of allocating risk between the parties to the Agreement instead of establishing matters of fact. Accordingly, the representations and warranties in the Agreement may not constitute the actual state of facts about the Company, or Smart Wheels. The representations and warranties set forth in the Agreement may also be subject to a contractual standard of materiality different from the actual state of facts or the actual condition of the Company or Smart Wheels, or any of their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

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The foregoing is a summary of the material terms of the Agreement. Investors are encouraged to carefully review the full text of the Agreement, a copy of which is filed as Exhibit 1.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Business Operations

Smart Wheels, Inc.

Smart Wheels, Inc. was incorporated on August 26, 2015, by its Shareholders, Dror Svorai, President of Vapor Group, Inc., and Yaniv Nahon, Vice President and Chief Operating Officer of Vapor Group, Inc., in order to import and market in the United States, a new line of 2-wheel, motorized, personal, mobility devices, commonly known as "scooters", under the brand name, "Whizboard." Its products are sold directly to consumers from its website, http://whizboard.com, and it also acts as a wholesaler of its products to retailers and other online resellers in the United States.

Vapor Group, Inc.

Vapor Group, Inc., www.vaporgroup.com, is in the business of designing, developing, manufacturing and marketing high quality, vaporizers and e-cigarette brands which use state-of-the-art electronic technology and specially formulated, "Made in the USA" e-liquids. It offers a range of products with unique e-liquid flavors which may or may not contain nicotine, that is unmatched in its industry. Its products are marketed under the Vapor Group, Total Vapor, Vapor 123, and Vapor Products brands which it sells nationwide through distributors and directly to consumers through its own websites. In addition, Vapor Group owns and operates VGR Media, Inc., a full service interactive advertising agency. Total Vapor Inc., Vapor 123 Inc., Vapor Products, Inc., and VGR Media, Inc., each a Florida corporation, are each a wholly-owned subsidiary of Vapor Group, Inc.

SECTION 8 – OTHER EVENTS

None

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Financial Statements of Smart Wheels, Inc. to be filed by amendment to this Current Report on Form 8-K.

(b)	Not Applicable

(d)	Exhibits:

No.	Date	Document

1.01	September 1, 2015	Acquisition Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapor Group, Inc.

Date: November 17, 2015	By:	/s/ Dror Svorai
	Name:	Dror Svorai
	Title:	Chief Executive Officer

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